                                                                   EXHIBIT 24.1

                      WILLIAMS HOLDINGS OF DELAWARE, INC.

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS HOLDINGS OF DELAWARE, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. von GLAHN, DAVID M. HIGBEE and REBECCA H. HILBORNE their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-3 for the registration of debt securities of Williams with an initial aggregate offering price not to exceed five hundred million dollars ($500,000,000), and any and all amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

        THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. von GLAHN, DAVID M. HIGBEE and REBECCA H. HILBORNE its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

        Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

        IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 2nd day of April, 1997.

  /s/  KEITH E. BAILEY                            /s/  JACK D. MCCARTHY
-----------------------------                   -----------------------------
       Keith E. Bailey                                 Jack D. McCarthy
    Chairman of the Board,                           Senior Vice President
       President and                             and Chief Financial Officer
   Chief Executive Officer                      (Principal Financial Officer)
(Principal Executive Officer)                             and Director


                           /s/  GARY R. BELITZ
                       -----------------------------
                               Gary R. Belitz
                               Controller and
                          Chief Accounting Officer
                       (Principal Accounting Officer)

 /s/  JOHN C. BUMGARNER, JR.                      /s/  STEPHEN L. CROPPER
-----------------------------                   -----------------------------
    John C. Bumgarner, Jr.                            Stephen L. Cropper
           Director                                        Director

  /s/  HENRY C. HIRSCH                             /s/  HOWARD E. JANZEN
-----------------------------                   -----------------------------
       Henry C. Hirsch                                  Howard E. Janzen
          Director                                          Director


                                          WILLIAMS HOLDINGS OF DELAWARE, INC.


                                          By      /s/ JOHN C. BUMGARNER, JR.
                                            -----------------------------------
                                                    John C. Bumgarner, Jr.
                                                    Senior Vice President

ATTEST:

    /s/  DAVID M. HIGBEE
------------------------------
         David M. Higbee
            Secretary